Exhibit 10.36
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 17, 2014 (this “Amendment”), is by and among WESCO DISTRIBUTION, INC., a Delaware corporation, WESCO EQUITY CORPORATION, a Delaware corporation, BRUCKNER SUPPLY COMPANY, INC., a Delaware corporation, WESCO NEVADA, LTD., a Nevada corporation, COMMUNICATIONS SUPPLY CORPORATION, a Connecticut corporation, CALVERT WIRE & CABLE CORPORATION, a Delaware corporation, LIBERTY WIRE & CABLE, INC., a Delaware corporation, TVC COMMUNICATIONS, L.L.C., a Delaware limited liability company, CARLTON-BATES COMPANY, an Arkansas corporation, and CONNEY SAFETY PRODUCTS, LLC, a Delaware limited liability company, as U.S. Borrowers, WESCO DISTRIBUTION CANADA LP, an Ontario limited partnership, WDCC ENTERPRISES INC., an Alberta corporation, and EECOL ELECTRIC CORP., an Alberta corporation, as Canadian Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent.
WHEREAS, the Loan Parties have entered into or joined as parties to an Amended and Restated Credit Agreement dated as of December 12, 2012 with the Lenders, the Administrative Agent and the Canadian Administrative Agent, as amended by the First Amendment to Amended and Restated Credit Agreement and Consent and Waiver dated as of November 19, 2013 (as so amended and as it may be further amended or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth therein, to make certain loans to the Borrowers; and
WHEREAS, pursuant to the Stock Purchase Agreement dated as of March 9, 2014 among 2409217 Ontario Inc., as buyer, Hazmasters Inc. and Hazmasters Holdings, L.P., as seller, 2409217 Ontario Inc. acquired all of the issued and outstanding equity interests of Hazmasters Inc. (the “Hazmasters Acquisition”);
WHEREAS, on March 17, 2014, the Loan Parties caused 2409217 Ontario Inc. and Hazmasters Inc. to amalgamate pursuant to the Business Corporation Act (Ontario), resulting in the formation of Hazmasters Inc., a corporation organized under the laws of Ontario (“Hazmasters Amalco”), with Hazmasters Amalco being the sole shareholder of Hazmasters Quebec Inc., a corporation organized under the laws of Canada (“Hazmasters Quebec” and, together with Hazmasters Amalco, the “New Loan Parties”);
WHEREAS, pursuant to the Omnibus Joinder Agreement dated as of April 16, 2014 among the Loan Parties and the Administrative Agent, the New Loan Parties became parties to (a) the Credit Agreement as “Canadian Loan Guarantors” thereunder, (b) the Amended and Restated Guarantee Agreement dated as of December 12, 2012 (as amended from time to time, the “Canadian Guarantee”) by the Canadian Loan Guarantors party thereto in favor of the Administrative Agent as “Canadian Loan Guarantors” thereunder and (c) the Amended and Restated Canadian Pledge and Security Agreement dated as of December 12, 2012 by the Grantors party thereto in favor of the Administrative Agent as “Grantors” thereunder;
WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend the Credit Agreement to designate Hazmasters Amalco and Hazmasters Quebec as an additional Canadian Borrowers thereunder and to provide that any other Canadian Subsidiary of Holdings formed or acquired after the date hereof and approved by the Administrative Agent may become a party to the Credit Agreement as a Canadian Borrower, and the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions set forth herein;
WHEREAS, the Hazmasters Acquisition was funded with the proceeds of Canadian Revolving Loans made by the Canadian Lenders under the Credit Agreement and certain intercompany loans (collectively, the “Hazmasters Indebtedness”) and the Loan Parties have advised the Administrative Agent and the Lenders that the Loan Parties intend to make a series of intercompany investments and other transactions in order to repay the Hazmasters Indebtedness;
WHEREAS, the foregoing intercompany investments will, among other things, involve the U.S. Lenders making U.S. Revolving Loans to the U.S. Borrowers and the U.S. Borrowers using the proceeds of such U.S. Revolving Loans for, among other things, intercompany investments in the Canadian Loan Parties which will in turn be used by the Canadian Loan Parties to repay the Hazmasters Indebtedness, all as more particularly set forth on Exhibit A attached hereto (the “Hazmasters Investment Transactions”);
WHEREAS, the Loan Parties have further requested that the Administrative Agent and the Lenders amend the Credit Agreement to permit the Loan Parties to engage in the Hazmasters Investment Transactions, and the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, the Loan Parties, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.
2.    Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 and in reliance on the representations, warranties and covenants set forth in Section 3 below, the Borrowers, the Administrative Agent and the Required Lenders agree that the Credit Agreement is hereby amended as follows:
(a)    The definition of “Canadian Borrower” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“‘Canadian Borrower’ or ‘Canadian Borrowers’ means, individually or collectively as the context may require, (a) WESCO Distribution Canada LP, a limited partnership organized under the laws of Ontario, Canada, WDCC Enterprises Inc., a corporation organized under the laws of Alberta, Canada, EECOL Electric Corp., a corporation organized under the laws of Alberta, Canada, Hazmasters Inc., a corporation organized under the laws of Ontario, Canada, and Hazmasters Quebec Inc., a corporation organized under the laws of Canada, (b) any entity resulting from an amalgamation (including without limitation, a Post-Closing Amalgamation) between any Person referred to in the foregoing clause (a) or this clause (b) and any other Person permitted by this Agreement and (c) any Canadian Subsidiary of Holdings that becomes a party to this Agreement as an additional borrower with the consent of the Administrative Agent after the Second Amendment Date pursuant to a Joinder Agreement in accordance with Section 5.13.”
(b)    Section 1.01 of the Credit Agreement is hereby further amended by adding the following new definitions thereto in appropriate alphabetical order:
“‘Hazmasters Investment Transactions’ has the meaning assigned to such term in the Second Amendment.”
“‘Second Amendment’ means the Second Amendment to Amended and Restated Credit Agreement dated as of the Second Amendment Date among the Loan Parties, the Lenders party thereto, the Administrative Agent and the Canadian Administrative Agent.”
“‘Second Amendment Date’ means July 17, 2014.”
(c)    Section 6.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” set forth after the semi-colon at the end of Section 6.01(s), (ii) deleting the period at the end of Section 6.01(t) and replacing it with the following: “; and” and (iii) inserting the following therein as new Section 6.01(u):
“(u)    To the extent constituting Indebtedness, Indebtedness owing by the Canadian Loan Parties to the U.S. Loan Parties in respect of loans constituting Investments permitted by Section 6.04(u).”
(d)    Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” set forth after the semi-colon at the end of Section 6.04(s), (ii) deleting the period at the end of Section 6.04(t) and replacing it with the following: “; and” and (iii) inserting the following therein as new Section 6.04(u):
“(u)    Investments by the U.S. Loan Parties in the Canadian Loan Parties in connection with the Hazmasters Investment Transactions, provided that the aggregate amount of such Investments shall not exceed $75,000,000 at any one time outstanding.”
3.    No Default; Representations and Warranties, Etc. The Loan Parties hereby represent, warrant and confirm that: (a) the representations and warranties of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects (or, in the case of representations and warranties qualified by “materiality”, “Materal Adverse Effect” or similar language, true and correct in all respects) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (or, in the case of representations and warranties qualified by “materiality”, “Materal Adverse Effect” or similar language, true and correct in all respects) as of such earlier date); (b) prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; (c) the execution, delivery and performance by the Loan Parties of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith and the consummation of the Hazmasters Investment Transactions (i) have been duly authorized by all necessary action on the part of the Loan Parties and their Subsidiaries (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Loan Party or Subsidiary or any term or provision of any material indenture, agreement or other instrument binding on any Loan Party or Subsidiary or any of its assets, and (iii) do not require the consent of any Person which has not been obtained; and (d) this Amendment is the legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.
4.    Ratification and Confirmation. The Loan Parties hereby ratify and confirm all of the terms and provisions of the Credit Agreement and the other Loan Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect. Without limiting the generality of the foregoing, the Loan Parties hereby acknowledge and confirm that, after giving effect to the amendments to the Credit Agreement pursuant to this Amendment (a) each of Hazmasters Amalco and Hazmasters Quebec shall constitute a “Canadian Borrower” under and for all purposes of the Credit Agreement and the other Loan Documents, (b) all obligations and liabilities of each of Hazmasters Amalco and Hazmasters Quebec as a Canadian Borrower under the Credit Agreement and the other Loan Documents constitute “Guaranteed Obligations” under as and defined in the Credit Agreement and guaranteed obligations covered by the Canadian Guarantee, as applicable, and are guaranteed by and entitled to the benefits of the guaranty set forth in Article X of the Credit Agreement and the Canadian Guarantee and (c) the “Obligations” under and as defined in the Credit Agreement (including without limitation, the obligations and liabilities of each of Hazmasters Amalco and Hazmasters Quebec as a Canadian Borrower) are valid and enforceable and are secured by and entitled to the benefits of the Credit Agreement and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Lenders, pursuant to the Credit Agreement and the other Loan Documents, as security for the U.S. Obligations and/or the Canadian Obligations, as applicable.
5.    Certain Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:
(a)    Counterparts of Amendment. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)    Fees and Expenses. The Administrative Agent and shall have received all fees and other amounts due and payable to the Administrative Agent and its counsel and the Lenders in connection with this Amendment, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement.
(c)    Other Documents. The Administrative Agent shall have received such resolutions, certificates and other documents as the Administrative Agent shall have reasonably requested in connection with this Amendment and the other transactions contemplated hereby, all of which shall be in form and substance reasonably satisfactory to the Agent.
6.    Miscellaneous.
(a)    Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Credit Agreement or the other Loan Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Loan Parties hereby acknowledge and agree that nothing contained herein shall be deemed to entitle the Loan Parties to receive any future consent to a departure from, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.
(b)    This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart of this Amendment.
(c)    This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)    This Amendment constitutes a “Loan Document” as such term is defined in the Credit Agreement.
(e)    The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.
U.S. BORROWERS:
WESCO DISTRIBUTION, INC.,
a Delaware corporation
WESCO EQUITY CORPORATION,
a Delaware corporation
BRUCKNER SUPPLY COMPANY, INC.
a Delaware corporation
WESCO NEVADA, LTD.,
a Nevada corporation
COMMUNICATIONS SUPPLY CORPORATION,
a Connecticut corporation
CALVERT WIRE & CABLE CORPORATION,
a Delaware corporation
LIBERTY WIRE & CABLE, INC.,
a Delaware corporation
CARLTON-BATES COMPANY,
an Arkansas corporation
TVC COMMUNICATIONS, L.L.C.,
a Delaware limited liability company
CONNEY SAFETY PRODUCTS, LLC,
a Delaware limited liability company

By         /s/ Brian M. Begg
Name: Brian M. Begg
Title:     Treasurer
CANADIAN BORROWERS:
WESCO DISTRIBUTION CANADA LP
BY: WESCO DISTRIBUTION CANADA GP
INC., its General Partner
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
WDCC ENTERPRISES INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
EECOL ELECTRIC CORP.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
HAZMASTERS INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
HAZMASTERS QUEBEC INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
OTHER LOAN PARTIES:
WESCO INTERNATIONAL, INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WESCO FINANCE CORPORATION
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
CDW HOLDCO, LLC
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer

WDC HOLDING INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WESCO NIGERIA, INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
CBC LP HOLDINGS, LLC
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WDCH, LP
BY: CBC LP HOLDINGS, LLC,
its General Partner

By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
CONNEY INVESTMENT HOLDINGS, LLC
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WESCO ENTERPRISES, INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer

WESCO HOLDINGS, LLC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WDCH US LP
BY: WESCO Distribution II ULC,
its General Partner

By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
WESCO DISTRIBUTION CANADA CO.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
WESCO DISTRIBUTION II ULC
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
TVC CANADA CORP.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
WESCO CANADA I, LP
BY: WESCO Holdings, LLC,
its General Partner

By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer

WESCO CANADA II, LP
BY: WESCO Holdings, LLC,
its General Partner

By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
EECOL PROPERTIES CORP.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Treasurer
WESCO DISTRIBUTION CANADA GP INC.
By         /s/ Brian M. Begg
Name:     Brian M. Begg
Title:     Assistant Secretary
U.S. ADMINISTRATIVE AGENT, U.S. LENDER, ISSUING BANK AND U.S. SWINGLINE LENDER:
JPMORGAN CHASE BANK, N.A., individually, as a U.S. Lender, Administrative Agent, Issuing Bank and U.S. Swingline Lender
By /s/ Lisa A. Morrison
Name: Lisa A. Morrison
Title: Authorized Signor

CANADIAN ADMINISTRATIVE AGENT, CANADIAN LENDER, ISSUING BANK AND CANADIAN SWINGLINE LENDER:
JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, individually, as a Canadian Lender, Canadian Administrative Agent, Issuing Bank and Canadian Swingline Lender
By: /s/ Auggie Marchetti
Name: Auggi Marchetti
Title: Authorized Officer

LENDER:

BANK OF AMERICA, N.A.,
as a U.S. Lender

By: /s/ William J. Wilson
Name: William J. Wilson
Title: Senior Vice President

LENDER:

BANK OF AMERICA, N.A.,
CANADA BRANCH,
as a Canadian Lender

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a U.S. Lender

By : /s/ Michael P. Henry
Name: Michael P. Henry
Title: Duly Authorized Signatory

LENDER:

WELLS FARGO CAPITAL FINANCE
CORPORATION CANADA, as a Canadian Lender

By : /s/ David G. Phillips
Name: David G. Phillips
Title: Senior Vice President

LENDER:

PNC BANK, N.A.,
as a U.S. Lender

By: /s/ David B. Thayer
Name: David B. Thayer
Title: Vice President

LENDER:

FIRST NATIONAL BANK OF
PENNSYLVANIA, as a U.S. Lender

By: /s/ Dennis F. Lennon
Name: Dennis F. Lennon
Title: Vice President

LENDER:

TD BANK, N.A., as a U.S. Lender

By: /s/ Jeffrey Saperstein
Name: Jeffrey Saperstein
Title: Vice President

LENDER:

HSBC BANK USA, NATIONAL
ASSOCIATION, as a U.S. Lender

By : /s/ Christopher S. Helmeci
Name: Christopher S. Helmeci
Title: SVP/RM

LENDER:

HSBC BANK CANADA
as a Canadian Lender

By : /s/ Jesse MacMasters
Name: Jesse MacMasters
Title: Head of Large Corporate - Ontario

By : /s/ David Ahern
Name: David Ahern
Title: Global Relationship Manager

LENDER:

THE HUNTINGTON NATIONAL BANK,
as a U.S. Lender

By: /s/ John D. Whetstone
Name: John D. Whetstone
Title: Vice President

LENDER:

GENERAL ELECTRIC CAPITAL
CORPORATION, as a U.S. Lender

By: /s/ Nita Jain
Name: Nita Jain
Title: Duly Authorized Signatory

LENDER:

GE CANADA FINANCE HOLDING
COMPANY, as a Canadian Lender

By: /s/ Richard Zeni
Name: Richard Zeni
Title: Duly Authorized Signatory

LENDER:

RBS CITIZENS BUSINESS CAPITAL,
A DIVISION OF RBS CITIZENS, N.A.,
as a U.S. Lender and as a Canadian Lender

By : /s/ Don Cmar
Name: Don Cmar
Title: Vice President

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Lender

By : /s/ William Patton
Name: William Patton
Title: AVP

LENDER:

U.S. BANK N.A.
CANADA BRANCH, as a Canadian Lender

By : /s/ Paul Rodgers
Name: Paul Rodgers
Title: Principal Officer

LENDER:

THE PRIVATEBANK AND TRUST
COMPANY, as a U.S. Lender

By: /s/ Patrick D. Putman
Name: Patrick D. Putman
Title: Managing Director

LENDER:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a U.S. Lender

By : /s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By : /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

LENDER:

CREDIT SUISSE AG, TORONTO BRANCH,
as a Canadian Lender

By : /s/ Alain Daoust
Name: Alain Daoust
Title: Director

By : /s/ Chris Gage
Name: Chris Gage
Title: Chief Financial Officer

LENDER:

THE BANK OF NOVA SCOTIA,
as a U.S. Lender and as a Canadian Lender

By: /s/ Rafael Tobon
Name: Rafael Tobon
Title: Director

By : /s/ Juan Pablo Jimenez
Name: Juan Pablo Jimenez
Title: Associate Director

LENDER:

BARCLAYS BANK PLC,
as a U.S. Lender

By : /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

LENDER:

BARCLAYS BANK PLC,
as a Canadian Lender

By : /s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

LENDER:

FIFTH THIRD BANK,
as a U.S. Lender

By : /s/ Michael s. Barnett
Name: Michael S. Barnett
Title: Managing Director

LENDER:

FIFTH THIRD BANK, OPERATING THROUGH ITS CANADIAN BRANCH,
as a Canadian Lender

By: /s/ Mauro Spagnolo
Name: Mauro Spagnolo
Title: Managing Director & Principal Officer

LENDER:

GOLDMAN SACHS BANK USA,
as a U.S. Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

LENDER:

GOLDMAN SACHS BANK USA,
as a Canadian Lender

By: /s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

EXHIBIT A

PARTICIPANTS/ABBREVIATIONS

Abbreviation	Party
“Canada LP”	WESCO Canada I, LP
“Distribution Inc.”	WESCO Distribution, Inc.
“Enterprises”	WDCC Enterprises Inc.
“HB”	Houthoff Burma, Dutch legal counsel
“McMillan”	McMillan LLP, Canadian legal counsel
“III BV”	WDINESCO III B.V.
“New LLC”	WESCO Holdings, LLC
“US Lenders”	TBD
“WDC Holding”	WDC Holding Inc.

STEP 1 – US Lenders loan US$74,900,000 million to Distribution Inc.
STEP 2 – Distribution Inc. makes a US$74,900,000 capital contribution to WDC Holding
STEP 3(a) – WDC Holding enters into a forward contribution agreement with Canada LP
STEP 3(b) – III BV enters into a forward subscription agreement with Enterprises
STEP 3(c) – WDC Holding transfers CAN$74,900,000 to Enterprises in exchange for a CAN$74,900,000 promissory note (“Enterprises Note”)
STEP 3(d) –WDC Holding and Enterprises enter into a guarantee agreement
STEP 3(e) –EECOL Electric Corp. transfers cash to Enterprises for unpaid interest
STEP 5 – Enterprises pays off intercompany and bank debt incurred in connection with acquisitions of Hazmasters, Inc.

AM 32417084.5